AMENDMENT NO.1 TO
           INTANGIBLE TRANSITION PROPERTY CONTRIBUTION AGREEMENT


                                   among


                                 PP&L, INC.

                              CEP GROUP, INC.,

                             CEP RESERVES, INC.

                                    and

                           CEP SECURITIES CO. LLC



                           Dated August 10, 1999



           Amendment No. 1 dated August 10, 1999 (this "Amendment") to Intangible Transition Property Contribution Agreement dated May 13, 1999 (the "Original Agreement", and as amended by this Amendment and as further amended, supplemented or otherwise modified from time to time, the "Agreement"), among PP&L, Inc., a Pennsylvania corporation ("PP&L"), CEP Group, Inc., a Pennsylvania corporation ("Group"), CEP Reserves, Inc., a Delaware corporation ("Reserves"), and CEP Securities Co. LLC, a Delaware limited liability company ("CEP Securities").

           WHEREAS, PP&L, Group, Reserves and CEP Securities entered into the Original Agreement on May 13, 1999;

           WHEREAS, pursuant to Section 4.06(e) of the Original Agreement PP&L has agreed, in connection with the issuance of any Transition Bonds, to execute and deliver, or cause to be delivered, such amendments to this Agreement and such additional agreements, certificates, documents and opinions as may in PP&L's judgment be required to obtain the highest possible rating for such Transition Bonds from each rating agency rating such bonds and to effect the sale of such Transition Bonds to the underwriters of such bonds;

           WHEREAS, in connection with the issuance of the Transition Bonds on the date hereof, the parties hereto desire to amend the Original Agreement to add additional representations and warranties of PP&L and to clarify certain provisions of the Original Agreement so as to obtain the highest possible rating for such Transition Bonds;

           NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

                                 ARTICLE I

                                DEFINITIONS

           SECTION 1.01. Capitalized terms used in this Amendment and not otherwise defined herein have the meanings assigned to them in the Original Agreement.

                                 ARTICLE II

                                 AMENDMENTS

           SECTION 2.01. Section 3.08 of the Original Agreement is hereby amended to restate subsection (c) thereto in its entirety and to add new subsections (h) and (i) thereto as follows:

           "(c) Transfer Filings. PP&L is the sole owner of the Intangible Transition Property being assigned to CEP Securities pursuant to the Assignment; upon the execution and delivery of the Assignment, the Intangible Transition Property will have been validly assigned, transferred and conveyed to CEP Securities free and clear of all Liens. All actions and filings, including filings with the PUC under the Competition Act, necessary in any jurisdiction to give CEP Securities and its permitted assignees a valid perfected ownership interest in the Intangible Transition Property, free and clear of all Liens have been taken or made."

           "(h) Effect of Transfer to the Issuer. The sale, transfer and assignment contemplated by the Sale Agreement constitute an absolute transfer of the Intangible Transition Property from CEP Securities to the Issuer as provided in Section 2812(e) of the Competition Act. The Transferred Intangible Transition Property would not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against CEP Securities under any bankruptcy law."

           "(i) Transfer Filings by CEP Securities. CEP Securities is the sole owner of the Intangible Transition Property being sold, transferred and assigned by CEP Securities to the Issuer pursuant to the Bill of Sale; upon the execution and delivery of the Bill of Sale, the Intangible Transition Property will have been validly sold, assigned, transferred and conveyed to the Issuer free and clear of all Liens. All filings, including filings with the PUC under the Competition Act, necessary in any jurisdiction to give the Issuer and its permitted assignees a valid perfected ownership interest in the Intangible Transition Property, free and clear of all Liens have been made."

           SECTION 2.02.  Subsection (f)(ii)(A) and subsection (f)(iii) of
 Section 3.08 of the Original Agreement are hereby restated in their entirety to read as follows:

                "[(f)(ii)](A) the irrevocable right of PP&L to receive through Intangible Transition Charges, unless adequate protection is made by law for the protection of Transition Bondholders, an amount sufficient to recover all of the Qualified Transition Expenses described in the Qualified Rate Order in an amount equal to the aggregate principal amount of the Transition Bonds plus an amount sufficient to provide for any credit enhancement (including the
                Overcollateralization Amount relating to each Series of Transition Bonds), to fund any reserves, and to pay interest, premium, if any, servicing fees and other expenses relating to the Transition Bonds,"

                "[f](iii) paragraphs five through twenty-one of the Qualified Rate Order as issued on August 27, 1998, including the right to collect Intangible Transition Charges, and the Supplemental Order issued by the PUC on May 21, 1999 have been declared to be irrevocable by the PUC, and any supplemental order of the PUC adopted pursuant to paragraph 19 of the PUC's August 27, 1998 order when issued will have been declared to be irrevocable by the PUC."

           SECTION 2.03. The first two sentences of Section 4.08 of the Original Agreement are hereby amended to read in their entirety as follows:

                "PP&L shall execute and file or cause to be executed and filed such filings, including filings with the PUC pursuant to the Competition Act, and take such actions, in such manner and in such places as may be required by law fully to preserve, maintain and protect the interests of CEP Securities, the Issuer and the Trustee in the Intangible Transition Property, including all filings contemplated by the Competition Act relating to the transfer of the ownership of the Intangible Transition Property by PP&L to CEP Securities and by CEP Securities to the Issuer and the pledge of the Intangible Transition Property by the Issuer to the Trustee. PP&L shall deliver to CEP Securities, the Issuer and the Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing."

           SECTION 2.04. Article IV of the Original Agreement is hereby amended to add a new Section 4.10 thereto as follows:

                "SECTION 4.10. OPINIONS OF COUNSEL. PP&L shall deliver to CEP Securities, the Issuer and the Trustee:

                (a) promptly after the execution and delivery of the Sale Agreement and of each amendment thereto or to the Servicing Agreement and on each Subsequent Transfer Date (as defined in the Sale Agreement), an Opinion of Counsel either

                     (i) to the effect that, in the opinion of such counsel, all filings, including filings with the PUC pursuant to the Competition Act, that are necessary to fully preserve and protect the interests of the Trustee in the Intangible Transition Property have been executed and filed, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or

                     (ii) to the effect that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest; and

                (b) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Initial Transfer Date (as defined in the Sale Agreement), an Opinion of Counsel, dated as of a date during such 90-day period, either

                     (i) to the effect that, in the opinion of such counsel, all filings, including filings with the PUC pursuant to the Competition Act, have been executed and filed that are necessary to preserve fully and protect fully the interest of the Trustee in the Intangible Transition Property, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or

                     (ii) to the effect that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest.

           Each Opinion of Counsel referred to in clause (a) or (b) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest."

           SECTION 2.05. Subsections (b) and (c) of Section 5.01 of the Original Agreement are hereby amended to read in their entirety as follows:

                "(b) PP&L shall indemnify CEP Securities, the Issuer and the Trustee, for itself and on behalf of the Transition Bondholders, and each of their respective officers, directors, managers, employees and agents for, and defend and hold harmless each such Person from and against, any and all taxes (other than any taxes imposed on Transition Bondholders solely as a result of their ownership of Transition Bonds) that may at any time be imposed on or asserted against any such Person under existing law as of any Transfer Date as a result of the assignment of the Intangible Transition
                Property by PP&L to CEP Securities, or the sale and assignment of the Intangible Transition Property by CEP Securities to the Issuer, or the acquisition or holding of Intangible Transition Property by CEP Securities or the Issuer, or the issuance and sale by the Issuer of the Transition Bonds, including any sales, gross receipts, general corporation, personal property, privilege, franchise or license taxes not recovered by the Issuer through Intangible Transition Charges, but excluding any taxes imposed as a result of a failure of such person to properly withhold or remit taxes imposed with respect to payments on any Transition Bond.

                (c) PP&L shall indemnify CEP Securities, the Issuer and the Trustee, for itself and on behalf of the Transition Bondholders, and each of their respective officers, directors, managers, employees and agents for, and defend and hold harmless each such Person from and against, (i) any and all amounts of principal of and interest on the Transition Bonds not paid when due or when scheduled to be paid in accordance with their terms and the amount of any deposits to the Issuer required to have been made in accordance with the terms of the Basic Documents which are not made when so required and (ii) any and all liabilities, obligations, claims, actions, suits, or payments of any kind whatsoever that may be imposed on or asserted against any such Person, other than any liabilities, obligations or claims for or payments of principal of or interest on the Transition Bonds, together with any reasonable costs and expenses incurred by such Person (collectively, "Losses"), in any such case as a result of PP&L's breach of any of its representations, warranties or covenants contained in Articles III, IV or V."

           SECTION 2.06. Clause (iii)(A) of Section 5.02 of the Original Agreement is hereby amended to read in its entirety as follows:

                "(A) stating that, in the opinion of such counsel, all filings to be made by PP&L, including filings with the PUC pursuant to the Competition Act, have been executed and filed that are necessary fully to preserve and protect the respective interests of CEP Securities, the Issuer and the Trustee in the Intangible Transition Property and reciting the details of such filings, or"

           SECTION 2.07. Section 6.02 of the Original Agreement is hereby amended to read in its entirety as follows:

                "SECTION 6.02. NOTICES. All demands, notices and communications upon or to PP&L, CEP Securities, Group, Reserves, the Issuer, the Trustee or the Rating Agencies under this Agreement shall be in writing, delivered personally, by facsimile, overnight courier or certified mail, return-receipt requested, and shall be deemed to have been duly given upon receipt

           (a) in the case of PP&L, to PP&L, Inc., Two North Ninth Street, Allentown, PA 18101-1179, Attention: Senior Vice President & Chief Financial Officer,

           (b) in the case of CEP Securities, to CEP Securities Co. LLC, 3960 Howard Hughes Parkway, Suite 630, Las Vegas, Nevada 89109,

           (c) in the case of the Issuer, to PP&L Transition Bond Company LLC, Two North Ninth Street, GENA9-2, room 3, Allentown, PA 18101, Attention: Manager,

           (d) in the case of Group, to CEP Group, Inc., Two North Ninth Street, Allentown, PA 18101;

           (e) in the case of Reserves, to CEP Reserves, Inc., 3773 Howard Hughes Parkway, Suite 300 North, Las Vegas, Nevada 89109

           (f) in the case of the Trustee, at the Corporate Trust
           Office,

           (g) in the case of Moody's, to Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007,

           (h) in the case of Standard & Poor's, to Standard & Poor's Corporation, 26 Broadway, New York, New York 10004,
           Attention of Asset Backed Surveillance Department, and

           (i) in the case of Fitch ICBA, to Fitch IBCA, Inc., 1 State Street Plaza, New York, New York 10004.

           or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties."

           SECTION 2.08. Appendix A of the Original Agreement is hereby amended to add the following definitions:

                Administration Agreement means the Administration Agreement dated August 10, 1999, between PP&L, as administrator, and the Issuer, as the same may be amended or supplemented from time to time.

                Administrator means PP&L as administrator under the Administration Agreement.

                Bill of Sale means any bill of sale issued by CEP Securities to the Issuer pursuant to the Sale Agreement evidencing the sale of Intangible Transition Property by CEP Securities to the Issuer.

                Issuer Certificate of Formation means the Certificate of Formation of the Issuer which was filed with the Delaware Secretary of State's Office on March 25, 1999.

                Issuer LLC Agreement means the Amended and Restated Limited Liability Company Agreement between the Issuer and PP&L, as sole Member, dated August 10, 1999.

           SECTION 2.09. Appendix A of the Original Agreement is hereby amended to restate the following definitions in their entirety as follows:

                Collateral has the meaning set forth in the Granting Clause of the Indenture.

                Intangible Transition Property means the irrevocable right of PP&L or its successor or assignee to collect Intangible Transition Charges from Customers to recover through the issuance of Transition Bonds the Qualified Transition Expenses described in the Qualified Rate Order, including all right, title and interest of PP&L or its successor or assignee in the Qualified Rate Order and in all revenues, collections, claims, payments, money or proceeds of or arising from Intangible Transition Charges pursuant to the Qualified Rate Order, and all proceeds of any of the foregoing, which term is intended and shall be construed to be the same as "intangible transition property" as used in the Competition Act and the Qualified Rate Order.

                Losses has the meaning set forth in Section 5.01(c) of this Agreement.

                Qualified Rate Order means the order of the PUC issued on August 27, 1998 pursuant to the Competition Act, as such order has been supplemented by the Supplemental Order issued by the PUC on May 21, 1999, and as such order may hereafter be further supplemented by an order of the PUC issued pursuant to paragraph 19 of the August 27, 1998 order.

                Servicer Default has the meaning set forth in the Servicing Agreement.

                Serviced Intangible Transition Property means all of the Intangible Transition Property.

                Transferred Intangible Transition Property means all of the Intangible Transition Property."

                                ARTICLE III

                               MISCELLANEOUS

           SECTION 3.01. The Agreement as amended by this Amendment is hereby ratified and confirmed and as so amended shall remain in full force and effect.

           SECTION 3.02. PP&L represents and warrants that the representations and warranties of PP&L in the Original Agreement are true and correct on and as of the date of this Amendment as if made on the date of this Amendment.

           SECTION 3.03. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

           SECTION 3.04. This Amendment shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers or manager as of the day and year first above written.


                                         PP&L, INC.

                                         by  /s/ John R. Biggar
                                             _____________________________
                                         Name:  John R. Biggar
                                         Title: Senior Vice President and
                                                Chief Financial Officer


                                         CEP GROUP, INC.


                                         by  /s/ James E. Abel
                                             _______________________________
                                         Name:   James E. Abel
                                         Title:  Treasurer


                                         CEP RESERVES, INC.


                                         by  /s/ John H. Yardley
                                             ____________________________
                                         Name:  John H. Yardley
                                         Title: Vice President


                                         CEP SECURITIES CO. LLC

                                         by  /s/ John H. Yardley
                                             _____________________________
                                         Name:   John H. Yardley
                                         Title:  Manager